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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 14, 2004

DYAX CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-24573 (Commission file number)	04-3053198 (IRS employer identification number)

300 Technology Square, Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 225-2500

Item 5. Other Events.

        On June 14, 2004, Dyax Corp. issued a press release announcing that its Phase II clinical trial of DX-88 for treatment of hereditary angioedema met its primary endpoint. A copy of that press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release of Dyax Corp. dated June 14, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.
Dated: June 14, 2004	By:	/s/ STEPHEN S. GALLIKER Stephen S. Galliker Executive Vice President, Finance and Administration, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Dyax Corp. dated June 14, 2004.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX